Exhibit (q)(1)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Eaton Vance Investment Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan
R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Investment Trust, with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

       Signature                         Title                       Date

/s/ Thomas J. Fetter             President and Principal         July 1, 2003
-----------------------------       Executive Officer
Thomas J. Fetter

/s/ James L. O'Connor            Treasurer and Principal         July 1, 2003
-----------------------------    Financial and Accounting
James L. O'Connor                        Officer

/s/ Jessica M. Bibliowicz                Trustee                 July 1, 2003
-----------------------------
Jessica M. Bibliowicz

/s/ James B. Hawkes                      Trustee                 July 1, 2003
-----------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III                 Trustee                 July 1, 2003
-----------------------------
Samuel L. Hayes, III

/s/ William H. Park                      Trustee                 July 1, 2003
-----------------------------
William H. Park

/s/ Ronald A. Pearlman                   Trustee                 July 1, 2003
-----------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer                     Trustee                 July 1, 2003
-----------------------------
Norton H. Reamer

/s/ Lynn A. Stout                        Trustee                 July 1, 2003
-----------------------------
Lynn A. Stout